Exhibit 10.1

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 20, 2020, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew”), JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Wolfskin” and together with Parent, Callaway Sales, Callaway Operations, Ogio and travisMathew, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers, German Borrower, and Canadian Borrower, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.

RECITALS

A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.    Obligors have requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Loan Agreement.

(a)    The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their respective entirety to read as follows:

Applicable Margin: with respect to any Type of Loan, the respective margin set forth in the grid below (the “Pricing Grid”), as determined by the Availability Ratio for the last calendar month:

Level	Availability Ratio	U.S. Base Rate Revolver Loans	LIBOR Revolver Loans	U.S. Base Rate Term Loans	LIBOR Term Loans	Canadian BA Rate Loans	Canadian Prime Rate Loans and Canadian Base Rate Loans	U.K. Base Rate Loans	German Base Rate Loans
I	Greater than or equal to 67%	0.50%	1.50%	3.00%	4.00%	1.50%	0.50%	1.50%	1.50%
II	Less than 67% but greater than or equal to 33%	0.75%	1.75%	3.25%	4.25%	1.75%	0.75%	1.75%	1.75%
III	Less than 33%	1.00%	2.00%	3.50%	4.50%	2.00%	1.00%	2.00%	2.00%

Margins shall be subject to increase or decrease based upon the Availability Ratio for the prior calendar month, as determined by Agent. If, by the first day of a calendar month, any Borrowing Base Certificate due in the preceding calendar month has not been received, then, at the option of Agent or Required Lenders, the margins shall be determined as if Level III were applicable, from such day until the first day of the calendar month following actual receipt.

Notwithstanding the foregoing, the Applicable Margin for any month with respect to (i) U.S. Base Rate Loans, Canadian Prime Rate Loans, Canadian Base Rate Loans, LIBOR Revolver Loans, Canadian BA Rate Loans, German Base Rate Loans and U.K. Base Rate Loans shall be increased by .50% if any U.S. Availability is generated under both clause (b)(iii) and clause (b)(iv) of the definition of the U.S. Borrowing Base at any time in such month, and (ii) U.S. Base Rate Loans, Canadian Prime Rate Loans, Canadian Base Rate Loans, LIBOR Revolver Loans, Canadian BA Rate Loans, German Base Rate Loans and U.K. Base Rate Loans, shall be increased by .25% if any U.S. Availability is generated under either clause (b)(iii) or clause (b)(iv) of the definition of the U.S. Borrowing Base (but not both such clauses) at any time in such month.

Applicable Time Zone: for borrowings under, and payments due by Borrowers or Lenders on (a) with respect to U.S. Revolver Loans, Term Loans and Canadian Revolver Loans, Pacific time, and (b) with respect to U.K. Revolver Loans and German Revolver Loans, London time.

Bail-In Action: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

Bail-In Legislation: with (a) respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

Commitment: for any Lender, the aggregate amount of such Lender’s U.S. Revolver Commitment, Term Loan Commitment, German Revolver Commitment, Canadian Revolver Commitment, and U.K. Revolver Commitment. “Commitments” means the aggregate amount of all U.S. Revolver Commitments, Term Loan Commitments, German Revolver Commitments, Canadian Revolver Commitments, and U.K. Revolver Commitments.

LIBOR Loan: each set of LIBOR Revolver Loans or LIBOR Term Loans having a common length and commencement of Interest Period.

Loan: a Revolver Loan or Term Loan.

Required Lenders: Lenders (subject to Section 4.2) having unused Revolver Commitments, unused Term Loan Commitments, and outstanding Loans and LC Obligations, in excess of 50% of the aggregate amount of all unused Revolver Commitments, all unused Term Loan Commitments, and all outstanding Loans and LC Obligations; provided, however, that the Commitments and Loans of any Defaulting Lender shall be excluded from such calculation; provided, further, that at any time there are: (i) 3 or more Lenders, “Required Lenders” must include at least 3 Lenders, and (ii) less than 3 Lenders, “Required Lenders” must include all Lenders.

Write-Down and Conversion Powers: means (i) with respect to any EEA Resolution Authority, the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which powers are described in the EU Bail-In Legislation Schedule and (ii) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(b)    The following definitions are hereby added to Section 1.1 of the Loan Agreement in their respective appropriate alphabetical order to read as follows:

Affected Financial Institution: means (a) any EEA Financial Institution or (b) any U.K. Financial Institution.

Base Rate Term Loan: a Term Loan that bears interest based on the U.S. Base Rate.

Covered Entity: (a) a “covered entity,” as defined and interpreted in accordance with 12 C.F.R. §252.82(b); (b) a “covered bank,” as defined in and interpreted in accordance with 12 C.F.R. §47.3(b); or (c) a “covered FSI,” as defined in and interpreted in accordance with 12 C.F.R. §382.2(b).

LIBOR Term Loan: a Term Loan that bears interest based on LIBOR.

Relevant Governmental Body: the Federal Reserve Board and/or FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or FRBNY for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.

Resolution Authority: means an EEA Resolutions Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority.

Second Amendment Effective Date: March 20, 2020.

SOFR: with respect to any day, the secured overnight financing rate that is published for such day by FRBNY as administrator of the benchmark (or a successor administrator) on FRBNY’s website and that has been selected or recommended by the Relevant Governmental Body.

SOFR-Based Rate: SOFR or Term SOFR.

Swap: as defined in Section 1a(47) of the Commodity Exchange Act.

Term Loan: a loan made by a U.S. Lender to the U.S. Borrowers pursuant to Section 2.6, which Loan shall be denominated in Dollars and shall be either a U.S. Base Rate Loan or a LIBOR Loan, in each case as selected by Borrower Agent.

Term Loan Commitment: for any U.S. Lender, the obligation of such U.S. Lender to make a Term Loan hereunder, up to the principal amount shown on Schedule 1.1. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

Term Loan Commitment Termination Date: the earliest of (a) the Facility Termination Date, (b) the date on which the Borrower Agent terminates the Term Loan Commitments pursuant to Section 2.6.4, (c) September 30, 2020, and (d) the date on which the Term Loan Commitments are terminated pursuant to Section 11.2.

Term Loan Maturity Date: the earlier of (a) the Facility Termination Date, and (b) the date that is the three year anniversary of the making of the Terms Loans pursuant to Section 2.6.

Term Loan Unused Commitment Fee Rate: a per annum rate equal to 0.50%.

Term SOFR: the forward-looking term rate for any period that is approximately (as determined by Agent) as long as any interest period option set forth in the definition of “Interest Period” and that is based on SOFR and selected or recommended by the Relevant Governmental Body, in each case as published on an information service selected by Agent from time to time in its discretion.

U.K. Financial Institution: means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling with IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

U.K. Resolution Authority: means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution.

U.S. Required Term Lenders: U.S. Lenders (subject to Section 4.2) having (a) Term Loan Commitments in excess of 50% of the aggregate Term Loan Commitments; and (b) if the Term Loan Commitments have terminated, Term Loans in excess of 50% of all outstanding Term Loans; provided, however, that the Commitments and Loans of any Defaulting Lender shall be excluded from such calculation; provided, further, that at any time there are: (i) 3 or more U.S. Lenders with Term Loan Commitments or outstanding Term Loans, “U.S. Required Term Lenders” must include at least 3 such U.S. Lenders, and (ii) less than 3 U.S. Lenders with Term Loan Commitments or outstanding Term Loans, “U.S. Required Term Lenders” must include all such U.S. Lenders.

(c)    In clause (a) of the definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Loan Agreement, the text “or Term Loans” is hereby inserted immediately following the text “Revolver Loans”.

(d)    In the definitions of each of “Canadian BA Rate”, “Foreign Base Rate” and “LIBOR”, the text “zero” is hereby deleted and replaced with the text “1.0%”.

(e)    Clause (e)(ii) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) (A) average daily Net Excess Availability, on a Pro Forma Basis after giving effect to such Acquisition, has been greater than an amount equal to 20% of the Maximum Facility Amount for the ninety (90) day period immediately prior to the consummation of such Acquisition, (B) Net Excess Availability is greater than an amount equal to 20% of the Maximum Facility Amount after giving effect to such Acquisition, and (C) no Term Loans are outstanding at the time such Acquisition is consummated and after giving effect to the payment of any consideration in connection with such Acquisition;”

(f)    Clause (h)(ii) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) (A) average daily Net Excess Availability, on a Pro Forma Basis after giving effect to such Acquisition, has been greater than an amount equal to 20% of the Maximum Facility Amount for the ninety (90) day period immediately prior to the consummation of such Acquisition, (B) Net Excess Availability is greater than an amount equal to 20% of the Maximum Facility Amount after giving effect to such Acquisition; and (C) no Term Loans are outstanding at the time such Acquisition is consummated and after giving effect to the payment of any consideration in connection with such Acquisition; and”

(g)    In the definition of “Pro Rata” in Section 1.1 of the Loan Agreement, (i) the text “and” immediately following clause (d) thereof is hereby deleted, and (ii) clause (e) of such definition is hereby deleted in its entirety and replaced with the following:

“(e) with respect to any U.S. Lender and in reference to its Term Loan Commitment or other matters (including payments of principal, accrued interest and fees related thereto) relating thereto, as applicable, a percentage (carried out to the ninth decimal place) determined (i) while the Term Loan Commitments are outstanding, by dividing the amount of such U.S. Lender’s Term Loan Commitment by the aggregate amount of all Term Loan Commitments, and (ii) at any other time, by dividing the amount of such U.S. Lender’s Term Loans and by the aggregate amount of all Term Loans; (f) with respect to any U.S. Lender and in reference to U.S. Facility Obligations or other matters (including obligations to pay or reimburse Agent for Extraordinary Expenses owed by or in respect o of the U.S. Facility Obligors or to indemnify any Indemnitees for Claims relating to the U.S. Facility Obligors) relating thereto which, in each case, are not governed by clause (a) or clause (e) preceding of this definition (as reasonably determined by Agent from time to time), a percentage (carried out to the ninth decimal place) determined by dividing the amount of such U.S. Lender’s unused U.S. Revolver Commitment, unused Term Loan Commitment, and outstanding U.S. Revolver Loans, U.S. LC Obligations, and Term Loans, by the aggregate amount of all unused U.S. Revolver Commitments, all unused Term Loan Commitments, and all U.S. Revolver Loans, U.S. LC Obligations, and Term Loans; and (g) with respect to any Lender and in reference to any other matter relating to this Agreement or any other Loan Document which is not governed by any of the preceding clauses of this definition (as reasonably determined by Agent from time to time), a percentage (carried out in the ninth decimal place) determined by dividing the amount of such Lender’s unused Revolver Commitments, unused Term Loan Commitment, and outstanding Loans and LC Obligations, by the aggregate amount of all unused Revolver Commitments, all unused Term Loan Commitments, and all outstanding Loans and LC Obligations.”

(h)    Section 1.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.7    LIBOR Amendment.

Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or Required Lenders notify Agent (with, in the case of the Required Lenders, a copy to Borrower Agent) that Borrowers or Required Lenders (as applicable) have determined, that:

(a)    adequate and reasonable means do not exist for ascertaining LIBOR for any applicable interest period, because the LIBOR quote on the applicable screen page (or other source) used by Agent to determine LIBOR (“LIBOR Screen Rate”) is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(b)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Agent has made a public statement identifying a specific date (“Scheduled Unavailability Date”) after which LIBOR or the LIBOR Screen Rate will no longer be available or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator satisfactory to Agent that will continue to provide LIBOR after the Scheduled Unavailability Date; or

(c)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR;

then, reasonably promptly after such determination or receipt of notice by Agent, Agent and Borrower Agent may amend this Agreement to replace LIBOR with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service selected by Agent from time to time in its discretion and may be periodically updated (“Adjustment” and any such proposed rate, a “LIBOR Successor Rate”), and the amendment shall be effective at 5:00 p.m. on the fifth Business Day after Agent posts the amendment to all Lenders and Borrowers unless, prior to such time, Required Lenders notify Agent that they (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided, that in the case of clause (A), Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent such market practice is not administratively feasible for the Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by Agent.

If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred, Agent will promptly notify Borrowers and Lenders. Thereafter, (i) the obligation of Lenders to make or maintain LIBOR Loans shall be suspended (to the extent of the affected LIBOR Loans or Interest Periods), and (ii) the LIBOR component shall no longer be used in determining the U.S. Base Rate or the Canadian Base Rate. Upon receipt of such notice, the Borrower Agent may revoke any pending request for a funding of, conversion to or continuation of a LIBOR Loan (to the extent of the affected LIBOR Loans or Interest Periods) or, failing that, will be deemed to have submitted a request for a U.S. Base Rate Loan, a Canadian Base Rate Loan, a U.K. Base Rate Loan or a German Base Rate Loan (but in the case of any such pending request in relation to a LIBOR Loan for the U.K. Borrower or a German Borrower, if (a) that LIBOR Loan was denominated in British Pounds, Swiss Francs or Euros, the Borrower Agent shall be deemed to have revoked any such pending request for a Borrowing of, conversion to or continuation of that LIBOR Loan, and the U.K. Borrower or German Borrower, as applicable, shall repay any such outstanding LIBOR Loan which was the subject of a continuation request, and (b) only if that LIBOR Loan was denominated in Dollars shall the Borrower Agent be deemed to have submitted a request for a U.K. Base Rate Loan or German Base Rate Loan, as applicable).

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, Agent shall have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement.”

(i)    A new Section 2.6 is hereby added to the Loan Agreement to read as follows:

“2.6    Term Loans.

2.6.1.    Term Loans to U.S. Borrowers. Each U.S. Lender agrees, severally (and not jointly) on a Pro Rata basis up to its Term Loan Commitment, upon the terms and subject to the conditions set forth herein and subject to Agent’s receipt, after the Second Amendment Effective Date, of an appraisal with respect to the Eligible Real Estate performed by an appraiser and on terms satisfactory to Agent, to make a one-time Term Loan to the U.S. Borrowers on any Business Day during the period from the Second Amendment Effective Date to September 30, 2020; provided, however, that such U.S. Lenders shall have no obligation to the U.S. Borrowers whatsoever to honor any request for a Term Loan on or after the Term Loan Commitment Termination Date. The Term Loans shall bear interest as set forth in Section 3.1. The Term Loans shall, at the option of the Borrower Agent, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Term Loans or LIBOR Term Loans. The Term Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the U.S. Facility Collateral. U.S. Borrowers shall be jointly and severally liable to pay all of the Term Loans. The Term Loans shall be funded and repaid in Dollars. For clarification, once repaid, the Term Loans may not be reborrowed.

2.6.2.    Term Notes. The Term Loans made by each U.S. Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender. At the request of any U.S. Lender, the U.S. Borrowers shall execute and deliver a promissory note to such Lender, evidencing its Term Loans.

2.6.3.    Use of Term Loan Proceeds. The proceeds of the Term Loans shall be used by U.S. Borrowers solely (a) to pay Obligations in accordance with this Agreement; and (b) for working capital and other lawful corporate purposes of U.S. Borrowers.

2.6.4.    Termination of Term Loan Commitments. The Term Loan Commitments shall terminate on the Term Loan Commitment Termination Date unless sooner terminated in accordance with this Agreement. Any unused Term Loan Commitment shall terminate on the date of the making of the Term Loans. Upon at least 10 days’ prior written notice to Agent from the Borrower Agent, U.S. Borrowers may, at their option, terminate the Term Loan Commitments without premium or penalty. Any notice of termination given by Borrowers pursuant to this Section 2.6.4 shall be irrevocable but may be conditioned on a refinancing or another material event.”

(j)    In Section 3.1.1(a) of the Loan Agreement, (i) existing clauses (viii), (ix), (x) and (xi) are hereby renumbered as clauses (x), (xi), (xii) and (xiii), respectively, and (ii) new clauses (viii) and (ix) and hereby inserted in the appropriate order to read as follows:

“(viii) if a Base Rate Term Loan, at the U.S. Base Rate in effect from time to time, plus the Applicable Margin, (ix) if a LIBOR Term Loan, at LIBOR for the applicable Interest Period, plus the Applicable Margin,”

(k)    The second sentence of Section 3.1.2 of the Loan Agreement is hereby deleted and replaced with the following:

“Promptly after receiving any such notice, Agent shall notify each Applicable Lender (or Lenders with outstanding Term Loans if related to the Term Loans) thereof.”

(l)    Section 3.1.4(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c)    no Interest Period shall extend beyond: (i) the U.S. Revolver Commitment Termination Date in the case of any Revolving Loan owing by the U.S. Borrowers, (ii) the Canadian Revolver Commitment Termination Date in the case of any Loan owing by the Canadian Borrower, (iii) the U.K. Revolver Commitment Termination Date in the case of any Loan owing by the U.K. Borrower, (iv) the German Revolver Commitment Termination Date in the case of any Loan owing by the German Borrower, and (v) the Term Loan Maturity Date in the case of any Term Loan owing by the U.S. Borrowers. No Interest Period for a LIBOR Term Loan may be established that would require repayment before the end of an Interest Period in order to make any scheduled principal payment on Term Loans.”

(m)    A new Section 3.2.6 is hereby added to the Loan Agreement immediately following Section 3.2.5 thereof to read as follows:

“3.2.6.    U.S. Term Loan Fees. U.S. Borrowers shall pay to Agent, for the Pro Rata benefit of U.S. Lenders with Term Loan Commitments, a fee equal to the Term Loan Unused Commitment Fee Rate times the Term Loan Commitments during each month from the Second Amendment Effective Date to the earlier of (a) date of the making of the Term Loans or (b) Term Loan Commitment Termination Date. Such fee shall be payable in arrears, on the first day of each month and on the earlier of (x) date of the making of the Term Loans or (y) the Term Loan Commitment Termination Date.”

(n)    Existing Section 3.2.6 of the Loan Agreement is hereby relabeled to be Section 3.2.7 of the Loan Agreement.

(o)    In the second-to-last sentence of Section 3.4 of the Loan Agreement, the text “(or Lenders with outstanding Term Loans in the case of interest related to the Term Loans)” is hereby inserted immediately following the text “for the Pro Rata benefit of Applicable Lenders”.

(p)    In Section 3.6 of the Loan Agreement, (ii) in the first sentence thereof, the text “or the U.S. Required Term Lenders, with respect to Term Loans,” is hereby inserted immediately following the text “U.S. Revolver Loans,”, (ii) the text “(or Lenders with outstanding Term Loans if related to Term Loans)” is hereby inserted at the end of clause (c) thereof, (iii) in the second sentence thereof, (y) the text “(or Lenders with Term Loan Commitments or outstanding Term Loans if related to the Term Loans)” is hereby inserted immediately following the text “each Applicable Lender”, and (z) the text “U.S. Required Term Lenders” is hereby inserted immediately following the text “the U.S. Required Lenders,”

(q)    A new Section 4.1.1(d) is hereby added to the Loan Agreement to read as follows:

“(d)    Whenever U.S. Borrowers desire funding of the Borrowing of the Term Loans, Borrower Agent shall give Agent a Notice of Borrowing. Such notice must be received by Agent no later than 11:00 a.m. (i) at least two (2) Business Days prior to the requested funding date in the case of Base Rate Term Loans and (ii) at least three (3) Business Days prior to the requested funding date in the case of LIBOR Term Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Any such Notice of Borrowing shall be irrevocable (subject to the last sentence of this Section 4.1.1(d)) and shall specify (A) the amount of the Term Loans to be borrowed (subject to the limits set forth herein), (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as a Base Rate Term Loan or a LIBOR Term Loan, and (D) in the case of LIBOR Term Loans, the duration of the applicable Interest Period (which shall be deemed to be 30 days if not specified). Notwithstanding the foregoing, a request for a Base Rate Term Loan (a “Base Rate Term Loan Request”) meeting the foregoing requirements may be conditioned by U.S. Borrowers on a material event occurring, provided, that, Agent must receive notice no later than 11:00 a.m. on the requested funding date on whether such material event has, or shall be deemed to have, occurred (a “Material Event Confirmation”) (it being understood that to the extent Agent does not receive a Material Event Confirmation by such time, the corresponding Base Rate Term Loan Request shall be deemed null and void).

(r)    The existing Section 4.1.2 to the Loan Agreement is hereby relabeled as clause (a) of Section 4.1.2 to the Loan Agreement.

(s)    A new Section 4.1.2(b) is hereby added to the Loan Agreement to read as follows:

“(b)    Each U.S. Lender shall timely honor its Term Loan Commitment by funding its Pro Rata share of the Term Loans that are properly requested hereunder. Agent shall endeavor to notify the U.S. Lenders with Term Loan Commitments of any Notice of Borrowing to request the Term Loans by 12:00 noon (Pacific time) at least three (3) Business Days prior to the proposed funding date. Each U.S. Lender with a Term Loan Commitment shall fund to Agent such Lender’s Pro Rata share of the Borrowing to the account specified by Agent in immediately available funds not later than 2:00 p.m. (Pacific time) on the requested funding date. Subject to its receipt of such amounts from such U.S. Lenders, Agent shall disburse the proceeds of the Term Loans as directed by Borrower Agent. Unless Agent shall have received (in sufficient time to act) written notice from a U.S. Lender with a Term Loan Commitment that it does not intend to fund its Pro Rata share of such Borrowing, Agent may assume that such U.S. Lender has deposited or promptly will deposit its share with Agent, and Agent may disburse a corresponding amount to the applicable U.S. Borrower(s). If a U.S. Lender’s share of any such Borrowing is not received by Agent, then the U.S. Borrowers agree to repay to Agent on demand the amount of such share, together with interest thereon from the date disbursed until repaid, at the rate applicable to such Borrowing.”

(t)    Section 5.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“5.3    Repayment of Term Loans.

5.3.1.    Payment of Principal. Commencing on the first day of the fiscal quarter immediately following the fiscal quarter ending June 30, 2020 (or the fiscal quarter ending September 30, 2020 if the Term Loan is made after June 30, 2020) (in either case, such month, the “First Term Loan Repayment Quarter”), and on the first day of each fiscal quarter ending after the First Term Loan Repayment Quarter, the principal amount of the Term Loans shall be repaid by an amount equal to $2,500,000. In addition to the foregoing, on the earlier of the Term Loan Maturity Date and the U.S. Revolver Commitment Termination Date, all principal, interest and other amounts owing with respect to the Term Loans shall be due and payable in full. Each installment shall be paid to Agent for the Pro Rata benefit of Lenders. Once repaid, whether such repayment is voluntary or required, Term Loans may not be reborrowed. Any prepayment of Term Loans shall be accompanied by all interest accrued thereon and any amounts payable under Section 3.9.

5.3.2.    Mandatory Prepayments.

(a)    Concurrently with any Asset Disposition by any U.S. Facility Obligor of any Revolving Real Estate Collateral (as defined in the Intercreditor Agreement) or Intellectual Property (other than Term Loan Priority Intellectual Property, as defined in the Intercreditor Agreement), U.S. Borrowers shall prepay Term Loans in an amount equal to the Net Proceeds of such disposition. Any such prepayment of the Term Loans shall be applied to principal in inverse order of maturity.

5.3.3.    Optional Prepayments. U.S. Borrowers may, at their option from time to time, prepay Term Loans, which prepayment must be at least $5,000,000, plus any increment of $1,000,000 in excess thereof. Borrower Agent shall give written notice to Agent of an intended prepayment of Term Loans, which notice shall specify the amount of the prepayment and the date of such prepayment (which must be a Business Day), shall be irrevocable once given, and shall be given at least 3 Business Days prior to the date of such prepayment. Any such voluntary prepayment of the Term Loans shall be applied to principal in inverse order of maturity.”

(u)    Clause (vi) of Section 5.6.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(vi)    sixth, to all U.S. Facility Obligations constituting interest (other than Secured Bank Product Obligations and other than on account of the Term Loans) owing by any U.S. Domiciled Obligor (exclusive of any such amounts owing by the Canadian Domiciled Obligors, German Domiciled Obligors or U.K. Domiciled Obligors which are guaranteed by the U.S. Domiciled Obligors);”

(v)    In Section 5.6.1(a) of the Loan Agreement, (i) the text “and” is hereby deleted after clause (ix) thereof, (ii) the text “.” at the end of clause (x) thereof is hereby and replaced with the text “; and”, and (iii) new clauses (xi) and (xii) are hereby inserted immediately following clause (x) to read as follows:

“(xi)    eleventh, to all interest owing by any U.S. Domiciled Obligor on account of the Term Loans; and

(xii)    twelfth, to all Term Loans.”

(w)    The following text is hereby inserted at the end of Section 10.2.2(h) of the Loan Agreement:

“provided, further, however, that at any time that any Term Loans are outstanding, no Investments may be made pursuant to this clause (h) except for Investments in Top Golf pursuant to clause (i) of the proviso above (and not, for clarification, pursuant to the Investment Cap or clause (ii) of the proviso)”

(x)    In Section 10.2.2(k) of the Loan Agreement, (i) the text “and” at the end of clause (iv) thereof is hereby deleted, (ii) the text “.” at the end of clause (v) is hereby replaced with the text “; and”, and (iii) and new clause (vi) is hereby inserted immediately thereafter to read as follows:

“(vi) no Term Loans are outstanding at the time such Investment is made.”

(y)    In Section 10.2.2(l) of the Loan Agreement, the following text is hereby added after the text “therefrom”:

“and no Term Loans are outstanding at the time such Investment is made”

(z)    The following text is hereby inserted at the end of Section 10.2.6(e) of the Loan Agreement:

“provided, however, that, at any time that any Term Loans are outstanding, (i) no Distributions may be made pursuant to the Distribution Cap, (ii) no Distributions may be made pursuant to subclause (ii) above, and (ii) no purchases, redemptions, or other acquisitions or retirement for value of any Equity Interest may be made pursuant to this clause (e)”

(aa)    In Section 10.2.6(g) of the Loan Agreement, (i) the text “and” at the end of clause (iv) thereof is hereby deleted, (ii) the text “.” at the end of clause (v) is hereby replaced with the text “; and”, and (iii) and new clause (vi) is hereby inserted immediately thereafter to read as follows:

“(vi) no Term Loans are outstanding at the time any such transaction is consummated.”

(bb)    In Section 10.2.10(b) of the Loan Agreement, (i) the text “and” at the end of subclause (B)(1) thereof is hereby deleted, (ii) the text “.” at the end of subclause (B)(2) is hereby replaced with the text “, and”, and (iii) and new subclause (B)(3) is hereby inserted immediately thereafter to read as follows:

“(3) no Term Loans are outstanding at the time such payment is made.”

(cc)    Section 10.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.3    Financial Covenants. As long as any Commitments or Obligations are outstanding, Borrowers shall:

(a)    At any time the Term Loans are outstanding as of the last day of any Fiscal Quarter, maintain a Fixed Charge Coverage Ratio, measured at the end of the Fiscal Quarter most recently completed for which financial statements have been delivered pursuant to Section 10.1.1 and at the end of each subsequent Fiscal Quarter while the Term Loans are outstanding, of at least 1.1 to 1.0; and

(b)    At any time there are no Term Loans outstanding, maintain a Fixed Charge Coverage Ratio, measured on a Fiscal Quarter-end basis, of at least 1.0 to 1.0 as of (a) the end of the last Fiscal Quarter immediately preceding the occurrence of any Covenant Trigger Period for which financial statements have most recently been delivered pursuant to Section 10.1.1, and (b) the end of each Fiscal Quarter for which financial statements are delivered pursuant to Section 10.1.1 during any Covenant Trigger Period.

(dd)    In Section 14.1.1(d) of the Loan Agreement, the text “the Term Loan Maturity Date,” is hereby inserted immediately following the text “the German Revolver Commitment Termination Date,”.

(ee)    Section 14.1.1(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(h)    without the prior written consent of all: (i) U.S. Lenders, amend the definition of U.S. Required Lenders, (ii) Canadian Lenders, amend the definition of Canadian Required Lenders, (iii) U.K. Lenders, amend the definition of U.K. Required Lenders, (iv) German Lenders, amend the definition of German Required Lenders, and (v) U.S. Lenders having Term Loan Commitments, amend the definition of U.S. Required Term Lenders; and”

(ff)    Section 14.15 of the Loan Agreement is renamed “Consent to Forum; Judicial Reference; Bail-In of Affected Financial Institutions.”

(gg)    Section 14.15.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“14.15.3. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties, each party hereto (including each Secured Party) acknowledges that, with respect to any Secured Party that is an Affected Financial Institution, any unsecured liability of such Secured Party arising under a Loan Document may be subject to the write-down and conversion powers of the applicable Resolution Authority, and each party hereto agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by an the applicable Resolution Authority to any such liability which may be payable to it by such Secured Party; and (b) the effects of any Bail-in Action on any such liability, including (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent, or a bridge institution that may be issued to the party or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of any Write-Down and Conversion Powers.”

(hh)    A new Section 14.25 is hereby added to the Loan Agreement to read as follows:

“14.25.     Acknowledgement Regarding Supported QFCs.    To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

14.25.1.     Covered Party. If a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. If a Covered Party or BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

14.25.2.     Definitions. As used in this Section, (a) “BHC Act Affiliate” means an “affiliate,” as defined in and interpreted in accordance with 12 U.S.C. §1841(k); (b) “Default Right” has the meaning assigned in and interpreted in accordance with 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable; and (c) “QFC” means a “qualified financial contract,” as defined in and interpreted in accordance with 12 U.S.C. §5390(c)(8)(D).”

(ii)    Exhibit B (Assignment and Acceptance) to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

(jj)    Exhibit C (Assignment Notice) to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached hereto.

(kk)    Schedule 1.1 (Commitments of Lenders) to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1 attached hereto.

2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)    Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Lenders in a sufficient number of counterparts for distribution to all parties.

(b)    Officer Certificates. Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable and duly authorized Senior Officer of each Obligor (i) certifying that (A) attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown (or that such Organic Documents previously certified and delivered to Agent have not been modified or amended since such certification and delivery), and (B) attached copies of resolutions of its directors and of its shareholders, as applicable, authorizing execution and delivery of this Amendment are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment, and (ii) certifying that, after giving effect to the transactions contemplated by this Amendment, (A) such Obligor is Solvent; (B) no Default or Event of Default exists; and (C) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct.

(c)    Legal Opinion. Agent shall have received a written opinion of Gibson, Dunn & Crutcher LLP with respect to the U.S. Facility Obligors, in form and substance satisfactory to Agent.

(d)    Fee Letter. Agent shall have received a copy of the fee letter dated as of the date hereof, executed by the Agent and the U.S. Borrowers.

(e)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(f)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

(g)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.    Representations and Warranties. Each Obligor represents and warrants as follows:

(a)    Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)    Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6.    Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Fee Letter, or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement, the Fee Letter, or any other Loan Document shall mean and refer to such agreement as supplemented by this Amendment.

(b)    Except as specifically amended above, the Loan Agreement, the Fee Letter and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.    Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

8.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY, a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Executive Vice President and Chief Financial Officer

Address for Borrower Agent:

Callaway Golf Company 2180 Rutherford Road Carlsbad, CA 92008 Attention: Brian P. Lynch Telephone: (760) 804-4056 Email: Brian.Lynch@callawaygolf.com

With a copy to:

Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166-0193 Attention: Aaron F. Adams Facsimile: (212) 351-2494 Email: AFAdams@gibsondunn.com

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Treasurer

OGIO INTERNATIONAL, INC., a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President and Treasurer

TRAVISMATHEW, LLC, a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	President and Chief Executive Officer

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

By:	/s/ Steven Gluyas
Name:	Steven Gluyas
Title:	Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GERMANY HOLDCO GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Managing Director

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

JW STARGAZER HOLDING GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

SKYRAGER GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA,
a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany, acting through its managing partner, SKYRAGER GMBH

By:	/s/ Melody Harris Jensbach
Name:	Melody Harris Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

JACK WOLFSKIN RETAIL GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris Jensbach
Name:	Melody Harris Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a U.S. Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

Address:

Bank of America, N.A. 520 Newport Center Drive, Ste. 900 Newport Beach, CA 92660 Attn: James Fallahay E-Mail: james.fallahay@bofa.com Telecopy: (415) 228-5278

With a copy to:

Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071-3132 Attn: Marshall Stoddard, Jr., Esq. E-Mail: mstoddard@morganlewis.com Telecopy: (213) 612-2501

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (acting through its London branch), as a U.K. Lender and a German Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Address:

Bank of America, N.A. 181 Bay Street, Suite 400 Toronto, ON, M5J 2V8 Canada Attn: Sylwia Durkiewicz E-Mail: Telecopy: 312-453-4041

With a copy to:

Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071-3132 Attn: Marshall Stoddard, Jr., Esq. E-Mail: mstoddard@morganlewis.com Telecopy: (213) 612-2501

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

MUFG UNION BANK, N.A., as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

TRUIST BANK, as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender

By:	/s/ Mark Bohutinsky
Name:	Mark Bohutinsky
Title:	Managing Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Anna Araya
Name:	Anna Araya
Title:	Executive Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as a U.K. Lender and a German Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ M. Tam
Name:	M. Tam
Title:	Authorized Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Loan and Security Agreement]

EXHIBIT B

to

Fourth Amended and Restated

Loan and Security Agreement

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019, (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company, JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Wolfskin” and together with Parent, Callaway Sales, Callaway Operations, Ogio and travisMathew, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers, the German Borrower and the Canadian Borrower, collectively, “Borrowers”), the other Obligors from time to time party thereto, BANK OF AMERICA, N.A., as administrative agent (“Agent”) for the financial institutions from time to time party to the Loan Agreement (“Lenders”), and such Lenders. Terms are used herein as defined in the Loan Agreement.

                                  (“Assignor”) and                                  (“Assignee”) agree as follows:

1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor

(a)	a principal amount of $ of Assignor’s outstanding U.S. Revolver Loans and $ of Assignor’s participations in U.S. LC Obligations,

(b)	a principal amount of $ of Assignor’s outstanding Canadian Revolver Loans and $ of Assignor’s participation in Canadian LC Obligations,

(c)	a principal amount of $ of Assignor’s outstanding U.K. Revolver Loans and $ of Assignor’s participations in U.K. LC Obligations,

(d)	a principal amount of $ of Assignor’s outstanding German Revolver Loans and $ of Assignor’s participation in German LC Obligations,

(e)	the amount of $ of Assignor’s U.S. Revolver Commitment (which represents % of the total U.S. Revolver Commitments),

(f)	the amount of $ of Assignor’s Canadian Revolver Commitment (which represents % of the total Canadian Revolver Commitments),

(g)	the amount of $ of Assignor’s U.K. Revolver Commitment (which represents % of the total U.K. Revolver Commitments), [and]

(h)	the amount of $ of Assignor’s German Revolver Commitment (which represents % of the total German Revolver Commitments) [and]

(i)	[a principal amount of $ of Assignor’s outstanding Term Loans]/ [the amount of $ of Assignor’s Term Loan Commitment (which represents % of the total Term Loan Commitments)][1],

(the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (the “Effective Date”) indicated in the corresponding Assignment Notice delivered to Agent, provided such Assignment Notice is executed by Assignor, Assignee, Agent and Borrower Agent, if applicable. From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.

2. Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, (i) its U.S. Revolver Commitment is $                 and the outstanding balance of its U.S. Revolver Loans and participations in U.S. LC Obligations is $                , (ii) its Canadian Revolver Commitment is $                 and the outstanding balance of its Canadian Revolver Loans and participations in Canadian LC Obligations is $                , (iii) its U.K. Revolver Commitment is $                 and the outstanding balance of its U.K. Revolver Loans and participations in U.K. LC Obligations is $                , (iv) its German Revolver Commitment is $                 and the outstanding balance of its German Revolver Loans and participations in German LC Obligations is $                , and [(v)] [its Term Loan Commitment is $                ]/[the outstanding balance of its Term Loans is $                ], (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or as to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Obligors or the performance by Obligors of their obligations under the Loan Documents. [Assignor is attaching the Note[s] held by it and requests that Agent exchange such Note[s] for new Notes payable to Assignee [and Assignor].]

[1]	If only Term Loans or Term Loan Commitments are being assigned, delete clauses (a) through (h).

3. Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Loan Documents; and (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.

4. This Agreement shall be governed by the laws of the State of New York. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

5. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.

Reference:

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.

Reference:

[Remainder of page intentionally left blank; signatures begin on following page]

IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of                      , 20

(“Assignor”)

By:
Name:
Title:

(“Assignee”)

By:
Name:
Title:

EXHIBIT C

to

Fourth Amended and Restated

Loan and Security Agreement

ASSIGNMENT NOTICE

Reference is made to (1) the Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019, (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company, JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Wolfskin” and together with Parent, Callaway Sales, Callaway Operations, Ogio and travisMathew, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers, the German Borrower and the Canadian Borrower, collectively, “Borrowers”), the other Obligors from time to time party thereto, BANK OF AMERICA, N.A., as administrative agent (“Agent”) for the financial institutions from time to time party to the Loan Agreement (“Lenders”), and such Lenders; and (2) the Assignment and Acceptance dated as of                      , 20     (“Assignment Agreement”), between                                          (“Assignor”) and                                          (“Assignee”). Terms are used herein as defined in the Loan Agreement.

Assignor hereby notifies Borrower Agent and Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement:

(a)	a principal amount of $ of Assignor’s outstanding U.S. Revolver Loans and $ of Assignor’s participations in U.S. LC Obligations,

(b)	a principal amount of $ of Assignor’s outstanding Canadian Revolver Loans and $ of Assignor’s participation in Canadian LC Obligations,

(c)	a principal amount of $ of Assignor’s outstanding U.K. Revolver Loans and $ of Assignor’s participations in U.K. LC Obligations,

(d)	a principal amount of $ of Assignor’s outstanding German Revolver Loans and $ of Assignor’s participation in German LC Obligations,

(e)	the amount of $ of Assignor’s U.S. Revolver Commitment (which represents % of the total U.S. Revolver Commitments),

(f)	the amount of $ of Assignor’s Canadian Revolver Commitment (which represents % of the total Canadian Revolver Commitments),

(g)	the amount of $ of Assignor’s U.K. Revolver Commitment (which represents % of the total U.K. Revolver Commitments), [and]

(h)	the amount of $ of Assignor’s German Revolver Commitment (which represents % of the total German Revolver Commitments)[and]

(i)	[a principal amount of $ of Assignor’s outstanding Term Loans]/ [the amount of $ of Assignor’s Term Loan Commitment (which represents ___% of the total Term Loan Commitments)][1],

(the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest2. This Agreement shall be effective as of the date (the “Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, Agent and, if applicable, Borrower Agent. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the Loan Agreement to the extent of the Assigned Interest, as of the Effective Date.

For purposes of the Loan Agreement, Agent shall deem:

(a)	Assignor’s U.S. Revolver Commitment to be reduced by $ , and Assignee’s U.S. Revolver Commitment to be increased by $ ,

(b)	Assignor’s Canadian Revolver Commitment to be reduced by $ , and Assignee’s Canadian Revolver Commitment to be increased by $ ,

(c)	Assignor’s U.K. Revolver Commitment to be reduced by $ , and Assignee’s U.K. Revolver Commitment to be increased by $ , and

(d)	Assignor’s German Revolver Commitment to be reduced by $ , and Assignee’s German Revolver Commitment to be increased by $ [ and][.]

(e)	[Assignor’s Term Loan Commitment to be reduced by $ ], and Assignee’s Term Loan Commitment to be increased by $ .][3]

The address of Assignee to which notices and information are to be sent under the terms of the Loan Agreement is:

[1]	If only Term Loans or Term Loan Commitments are being assigned, delete clauses (a) through (h).
[2]	Minimum assignment amounts are as set forth in Section 13.3.1 of the Loan Agreement.
[3]	If only the Assignor’s Term Loan Commitment is being assigned, delete clauses (a) through (d).

The address of Assignee to which payments are to be sent under the terms of the Loan Agreement is shown in the Assignment and Acceptance.

This Notice is being delivered to Borrower Agent and Agent pursuant to Section 13.3 of the Loan Agreement. Please acknowledge your acceptance of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

For purposes of the Loan Agreement, Assignee notifies to Agent that it is: [not a U.K. Qualified Lender]/[a U.K. Qualified Lender (other than a Treaty Lender)]/[a Treaty Lender].4

[Remainder of page intentionally left blank; signatures begin on following page]

[4]	Delete as applicable. Each Assignee is required to confirm to Agent within which of these categories it falls for United Kingdom withholding tax purposes in relation to U.K. Facility Obligations.

IN WITNESS WHEREOF, this Assignment Notice is executed as of                      , 20

(“Assignor”)

By:
Name:
Title:

(“Assignee”)

By:
Name:
Title:

Acknowledged and agreed, as of the date set forth above:

,
as Borrower Agent[5]

By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

[5]

No signature required if Assignee is a Lender, a U.S. based Affiliate of a Lender, if such Person is to hold U.S. Facility Obligations, an Approved Fund, if such Person is to hold Canadian Facility Obligations, a Canadian Qualified Lender and an Affiliate of a U.S. Lender, or if such Person is to hold U.K. Facility Obligations, at all times, other than during any Event of Default, a U.K. Qualified lender and an Affiliate of a U.S. Lender, or if any Event of Default exists.

SCHEDULE 1.1

Commitments of Lenders

Lender	U.S. Revolver Commitment	Canadian Revolver Commitment	U.K. Revolver Commitment	German Revolver Commitment	Term Loan Commitment*	Total Commitments
Bank of America, N.A.	$101,111,111.11	$—	$—	$—	$30,000,000	$131,111,111.11
Bank of America, N.A. (acting through its Canada branch)	$—	$9,722,222.22	$—	$—	$—	$9,722,222.22
Bank of America, N.A. (acting through its London branch)	$—	$—	$17,500,000.00	$27,222,222.23	$—	$44,722,222.23
MUFG Union Bank N.A.	$57,777,777.77	$5,555,555.56	$10,000,000.00	$15,555,555.55	$—	$88,888,888.88
JPMorgan Chase Bank, N.A.	$50,555,555.56	$—	$—	$—	$—	$50,555,555.56
JPMorgan Chase Bank, N.A., Toronto Branch	$—	$4,861,111.11	$—	$—	$—	$4,861,111.11
JPMorgan Chase Bank N.A., London Branch	$—	$—	$8,750,000.00	$13,611,111.11	$—	$22,361,111.11
SunTrust Bank	$50,555,555.56	$4,861,111.11	$8,750,000.00	$13,611,111.11	$—	$77,777,777.78
Total:	$260,000,000.00	$25,000,000.00	$45,000,000.00	$70,000,000.00	$30,000,000.00	$430,000,000.00

*	The aggregate Term Loan Commitment shall be reduced to $27,500,000.00 on July 1, 2020 if the Term Loan has not been made by June 30, 2020.